UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2018

SUNSET ISLAND GROUP
(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

333-214643	47-3278534
(Commission File No.)	(IRS Employer Identification No.)

555 NORTH EL CAMINO REAL #A418
SAN CLEMENTE, CA 92672

(Address of principal executive offices) (zip code)

(424) 239-6230

(Registrant’s telephone number, including area code)

_______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01 -Other Information

1.	On April 24, 2018, the company filed for its annual license for manufacturing with the State of California. The company currently has a temporary license issued by the State of California that expires May 1, 2018. With the annual application filed the Company may receive an extension of 90 days of the temporary license while the annual license is being processed.

2.	The Company’s temporary cultivation licenses expire on May 17, 2018 and the Company expects the annual license to be filed within the next weeks. The Company’s attorney is currently working on the package.

3.	The Company’s distributor temporary license for distribution was scheduled to expire on May 29, 2018. However, the license was revoked because the county now doesn’t allow distribution at the company’s address. The County only allows for self-distribution and not general distribution. Which means the company may only distribute its own products and not unrelated 3rd party products. The Company’s attorney is filing for a new temporary license while we prepare for the annual license filings for distribution.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sunset Island Group

Dated: April 25, 2018	By:	/s/ Valerie Baugher
	Name:	Valerie Baugher
	Title:	President

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